                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):    July 30, 1998



                        ASSISTED LIVING CONCEPTS, INC.
            (Exact name of registrant as specified in its charter)


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
          Nevada                                        1-13498                        93-1148702
(State or other jurisdiction of                 (Commission File Number)             (I.R.S. Employer
       incorporation)                                                              Identification Number)
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     9955 S.E. Washington Street, Suite 301
                Portland, OR                                        97216
    (Address of principal executive offices)                      (Zip Code)


                                (503) 252-6233
             (Registrant's telephone number, including area code)


                                Not applicable
  (Former name, former address and former fiscal year, if changed since last report)
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Item 5.     Other Events
            ------------

          In a press release dated July 30, 1998, the registrant reported its results of operations for the six months ended June 30, 1998. a copy of the press release is attached hereto as Exhibit 99.1



Item 7.  Financial Statements and Exhibits
         ---------------------------------

     99.1 Press Release of the registrant dated July 30, 1998.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act OF 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ASSISTED LIVING CONCEPTS, INC.


Date:  July 30, 1998             By:     /s/ Rhonda S. Marsh
                                      ----------------------
                                 Name:  Rhonda S. Marsh
                                        Vice President and
                                        Chief Accounting Officer

                                       3
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                                 EXHIBIT INDEX



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                                                                                    Sequentially
Exhibit No.        Description                                                      Numbered Page
-----------        -----------                                                      -------------
99.1               Press Release of the registrant dated July 30, 1998
                   announcing financial results for the period ended June
                   30, 1998.
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